UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2024 (March 26, 2024)

ARROWROOT ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-835972	85-3961600
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Ave, Suite 200

Marina Del Rey, California 90292

(Address of principal executive office) (Zip Code)

(310) 566-5966

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	ARRWU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	ARRW	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	ARRWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On March 26, 2024, Arrowroot Acquisition Corp., a Delaware corporation (the “Company” or “ARRW”), issued a press release announcing that its special meeting of stockholders (the “Special Meeting”) will be postponed from its scheduled time of 9:00 a.m. Eastern Time on March 28, 2024 to 9:00 a.m. Eastern Time on April 1, 2024.

Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the record date can vote, even if they have subsequently sold their shares. Any stockholders who wish to change their vote and need assistance should contact Okapi Partners LLC at (212) 297-0720, or info@okapipartners.com. In connection with the postponement of the Special Meeting, the Company has extended the deadline of holders of the Company’s Class A common stock issued in its initial public offering (the “Public Shares”) to submit their Public Shares for redemption until 5 p.m. Eastern Time on March 28, 2024. Stockholders who wish to withdraw their previously submitted redemption requests may do so prior to the rescheduled meeting by requesting that the transfer agent return such Public Shares prior to 9 a.m. Eastern Time on April 1, 2024.

The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Participants in the Solicitation

The Company and iLearningEngines (“iLearningEngines”), and their respective directors and executive officers, and other members of their management and employees, under the rules of the Securities and Exchange Commission (“SEC”), may be deemed participants in the solicitation of proxies of the Company’s stockholders in respect of the proposed business combination transaction involving Arrowroot and iLearningEngines (the “Proposed Business Combination”). Information about the directors and executive officers of the Company is set forth in the Company’s filings with the SEC. Information about the directors and executive officers of iLearningEngines and more detailed information regarding the identity of all potential participants, and their direct and indirect interests by security holdings or otherwise, is set forth in the definitive proxy statement/prospectus for the Proposed Business Combination. Additional information regarding the identity of all potential participants in the solicitation of proxies to the Company’s stockholders in connection with the Proposed Business Combination and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, is included in the definitive proxy statement/prospectus. Such interests may, in some cases, be different from those of iLearningEngines’ or the Company’s stockholders generally.

No Offer or Solicitation

This Current Report on Form 8-K relates to a proposed transaction between iLearningEngines and ARRW. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information

This Current Report on Form 8-K is being made in respect of the Proposed Business Combination. This Current Report on Form 8-K may be deemed to be solicitation material in respect of the Proposed Business Combination. The Proposed Business Combination will be submitted to the Company’s stockholders for their consideration. A full description of the terms of the Proposed Business Combination is provided in the Registration Statement on Form S-4 declared effective by the SEC on February 2, 2024 (the “Registration Statement”) that includes a preliminary prospectus with respect to the combined company’s securities to be issued in connection with the Proposed Business Combination and a preliminary proxy statement with respect to the shareholder meeting of the Company to vote on the Proposed Business Combination. The Company urges its investors, stockholders and other interested persons to read the Registration Statement and the definitive proxy statement/prospectus, amendments and supplements thereto as well as other documents filed with the SEC because these documents will contain important information about the Company, iLearningEngines and the Proposed Business Combination. The definitive proxy statement/prospectus was first mailed to stockholders of the Company on or about February 2, 2024. The Supplement to the definitive proxy statement/prospectus filed with the SEC on March 13, 2024 disclosing the new record date of March 13, 2024, the proxy card and the definitive proxy statement/prospectus will be distributed to all stockholders of record entitled to vote at the Special Meeting. Stockholders will also be able to obtain a copy of the Registration Statement, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Arrowroot Acquisition Corp., 4553 Glencoe Ave, Suite 200, Marina Del Rey, California 90292. The definitive proxy statement/prospectus can also be obtained, without charge, at the SEC’s website (http://www.sec.gov).

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arrowroot Acquisition Corp.

Dated: March 27, 2024	By:	/s/ Matthew Safaii
	Name:	Matthew Safaii
	Title:	Chief Executive Officer

3